Array Technologies 3Q 2023 Earnings Call November 7, 2023 Exhibit 99.2

Disclaimer Forward-Looking Statements and Other Information This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our projected future results of operations, business strategies and industry and regulatory environment. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” "seek," “should,” “will,” “would” or similar expressions and the negatives of those terms. Array’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation:  changes in the demand for solar energy projects;  a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; failure to retain key personnel or failure to attract additional qualified personnel; defects or performance problems in our products that could result in loss of customers, reputational damage, a loss of revenue, and warranty, indemnity and product liability claims; a drop in the price of electricity derived from the utility grid or from alternative energy sources; challenges in our ability to consolidate the financial reporting of our acquired foreign subsidiaries; delays, disruptions or quality control problems in our product development operations; the effects of a further increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and could reduce the demand for our products; changes to tax laws and regulations that are applied adversely to us or our customers; existing electric utility industry policies and regulations, and any subsequent changes, that may present technical, regulatory and economic barriers to the purchase and use of solar energy systems; the interruption of the flow of materials from international vendors, including as a result of the imposition of additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the imposition of import tariffs; economic, political and market conditions, including the Russian-Ukraine conflict, uncertain credit and global financial markets resulting from increasing inflation and interest rates along with recent bank failures, and the COVID-19 pandemic; the reduction, elimination or expiration of government incentives for, or regulations mandating the use of, renewable energy and solar energy specifically; our ability to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; significant changes in the costs of raw materials; the implementation of the IRA may not deliver as much growth as we are anticipating; our ability to remediate our material weaknesses on a timely basis or at all; the effect of our substantial indebtedness on our financial condition; the occurrence of cybersecurity incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; and the other risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.comThese forward-looking statements are only predictions. They relate to future events, performance, and variables, and involve risks and uncertainties both known and unknown. It is possible that levels of activity, performance or achievements will materially differ from what is implied by the forward-looking statements contained within this presentation and associated materials and explication. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events, or implications of certainty. The forward-looking statements in this presentation represent our expectations as of the date the presentation was created. We anticipate that subsequent events and developments will cause our expectations to change. We undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.  Non-GAAP Financial Information This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share. We define Adjusted Gross Profit as Gross Profit plus (i) developed technology amortization and (ii) other costs. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, (ii) foreign currency (gain) loss, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) equity-based compensation, (ix) change in fair value of derivative assets, (x) change in fair value of contingent consideration, (xi) certain legal expense, (xii) certain acquisition costs, and (xiii) other costs. We define Adjusted Net Income as net income (loss) to common shareholders plus (i) amortization of intangibles, (ii) amortization of debt discount and issuance costs (iii) preferred accretion, (iv) equity-based compensation, (v) change in fair value of derivative assets, (vi) change in fair value of contingent consideration, (vii) certain legal expense, (viii) certain acquisition related costs, (ix) other costs, and (x) income tax (expense) benefit of adjustments. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation.  We calculate net income (loss) per share as net income (loss) to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted Net Income per share as Adjusted Net Income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.  Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

Business Update Kevin Hostetler, CEO

Executive Summary Operational improvements driving increased profitability year-over-year Adjusted Gross Margin of 26.0%, an expansion of 1000 bps from 3Q 2022 Adjusted EBITDA(2) margin expansion of 560 bps from 3Q 2022 Free cash flow (3) increased to $126.4 million year-to-date, an 238% increase year-over-year Highlights 3Q 2023 Revenue results exclude the impact of a ($20.1) million Brazil value-added tax benefit, Imposto sobre Circulação de Mercadorias e Servicos (“ICMS”), that has been reclassified and included in cost of revenues in the current year. This reclassification was determined to be appropriate after we evaluated the expected treatment of governmental incentives for the 45X manufacturing credits under the Inflation Reduction Act, but has no impact on profitability or cash flow. For the three quarters ended September 30, 2022, an ICMS benefit of $8.2 million was included in revenues. See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure Free Cash Flow calculated as cash from (used in) operating activities less purchase of property, plant and equipment  10.8% 16.4% ($M) Selected Financials

New Albuquerque Facility Recent Company Updates Services Portfolio Offering  Launched comprehensive Field Services and Customer Training to improve productivity and quality in the field Targeted to meet needs of EPCs, operation and maintenance (O&M) partners, and developers Further progress on solidifying our non-tracker revenue streams New 216,000 square-foot manufacturing campus in Bernalillo county Will enable further operational improvements and manufacturing flexibility Expected completion at the beginning of 2025

Financial Update Nipul Patel, CFO

Three Months Ended September 30, 2023 ($ in millions, except EPS Data) 2023 2022 Y/Y Revenue $350.4 $515.0 ($164.6) Gross margin 24.9% 14.9% + 1000 bps Net income (loss) to Common Shareholders $10.1 $28.4 ($18.3) Diluted EPS $0.07 $0.19 ($0.12) Adjusted Gross Margin(1) 26.0% 16.0% +1000 bps Adjusted EBITDA(1) $57.4 $55.4 +$2.0 Adjusted net income(1) $31.4 $28.9 +$2.5 Adjusted, Diluted EPS(1) $0.21 $0.19 +$0.02 Free Cash Flow(2) $69.4 $102.0 ($32.6) 3Q 2023 Financial Results 3Q Snapshot Y/Y Comparison See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure Free Cash Flow calculated as cash from (used in) operating activities less purchase of property, plant and equipment Revenue down 32% from volume due to anticipated project pushouts, ICMS reclassification, and ASP decline on lower input costs Adjusted gross margin increased to 26.0% from 16.0% driven by projects with improved pass-through pricing and cost-saving opportunities in freight and material purchases Net income and free cash flow decrease year-over-year due to $43 million legal settlement received in 3Q 2022 Adjusted EBITDA increased to $57.4 million on improved gross margin performance

Updated FY 2023 Guidance Full Year Ending December 31, 2023 Revenue $1.525 billion to $1.575 billion Prior: $1.65 billion to $1.725 billion Adjusted EBITDA(1)  $280 million to $290 million Prior: $280 million to $295 million Adjusted net income per common share(1) $1.00 to $1.05 Prior: $1.00 to $1.07 A reconciliation of projected adjusted Gross Margin, adjusted EBITDA and adjusted net income per share, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2023 outlook, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. Segment Specifics Legacy Array STI Norland Revenue $1.125 billion to $1.160 billion Prior: $1.20 billion to $1.25 billion $400 million to $415 million Prior: $450 million to $475 million Adjusted Gross Margin (1) Mid to High Twenties Prior: Mid Twenties Mid to High Twenties Prior: Mid Twenties Guidance excludes potential benefits related to IRA tracker manufacturing tax credits

Appendix

Adjusted Gross Profit Reconciliation ($ in thousands) (a) For the three months ended September 30, 2022, other costs represent $2.2 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event. For the nine months ended September 30, 2022, other costs represent $5.0 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event.

Adjusted EBITDA Reconciliation (a) Settlement in our favor resulting from the action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets (b) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the Company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (c) Represents fees related to the acquisition of STI Norland. (d) For the three months ended September 30, 2022, other costs represent (i) $4.9 million related to certain professional fees incurred related to the integration of STI Norland, (ii) $2.2 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (iii) $0.2 million of certain professional fees & payroll related costs we do not expect to incur in the future. For the nine months ended September 30, 2022, other costs represent (i) $5.8 million related to certain professional fees incurred related to integration, (ii) $5.0 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (iii) $3.8 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future. ($ in thousands)

Adjusted Net Income Reconciliation (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the Company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) Settlement in our favor resulting from the action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets. (c) For the three months ended September 30, 2022, other costs represent (i) $4.9 million related to certain professional fees incurred related to the integration of STI Norland, (ii) $2.2 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (iii) $0.2 million of certain professional fees & payroll related costs we do not expect to incur in the future. For the nine months ended September 30, 2022, other costs represent (i) $5.8 million related to certain professional fees incurred related to integration, (ii) $5.0 million in remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event, (iii) $3.8 million associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate repeating in the future. (d) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax. ($ in thousands)

Adjusted EPS Reconciliation ($ in thousands, except per share amounts)

Proforma Adjusted Gross Profit (a) In 2022, other costs represent remediation and damages incurred because of a shutdown of a key supplier due to a severe weather event. ($ in thousands) 1Q 2Q 3Q 4Q Full-Year 1Q 2Q 3Q 2022 2022 2022 2022 2022 2023 2023 2023 Revenue 300,586 419,865 515,024 402,071 1,637,546 376,773 507,725 350,438 Cost of revenue 277,638 383,558 438,441 325,190 1,424,828 279,233 361,322 263,059 Gross Profit 22,948 36,307 76,584 76,881 212,718 97,540 146,403 87,379 Amortization of Developed Technology 3,639 3,639 3,640 3,639 14,558 3,639 3,639 3,640 Other costs (a) — 2,813 2,219 1,785 6,817 — — — Adjusted Gross Profit $ 26,587 $ 42,759 $ 82,442 $ 82,305 $ 234,093 $ 101,179 $ 150,043 $ 91,019 Adjusted Gross Margin 8.8% 10.2% 16.0% 20.5% 14.3% 26.9% 29.6% 26.0%